                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 2006 in the Registration Statement (Form S-1)
and the related Prospectus of Aircastle Limited for the registration of its common shares.

                                                    /s/ Ernst & Young LLP

New York, New York
May 30, 2006